UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 23, 2004

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

7 Sylvan Way Parsippany, New Jersey		07054
(Address of principal executive office)		(Zip Code)

(973) 496-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 23, 2004, we issued a press release announcing our first quarter fiscal 2005 results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.	FINANCIAL STATEMENTS AND EXHIBITS

	(c)	Exhibits.

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

	By:	/s/ Mark L. Heimbouch

Mark L. Heimbouch
Senior Vice President and Chief Financial Officer

Date: August 23, 2004

JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated August 23, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 23, 2004: Jackson Hewitt Reports First Quarter Fiscal 2005 Results